UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): March 17, 2008

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-51321	98-0430762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1250, 521-3rd Avenue SW Calgary, Alberta, Canada	T2P 3T3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (403) 262-4471

Copies to:
Gregory Sichenzia, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Chief Executive Officer

Effective March 17, 2008, Elmworth Energy Corporation (“Elmworth”) entered into a new employment agreement with Mark Gustafson as Chief Executive Officer, until such time as either party terminates the agreement. Pursuant to the agreement, Mr. Gustafson receives an annual salary of $240,000. In addition, Mr. Gustafson is entitled to receive an annual bonus based upon various criteria targets. Additionally, Mr. Gustafson is entitled to participate in any and all benefit plans, from time to time, in effect for executives, along with vacation, sick and holiday pay in accordance with Elmworth’s policies established and in effect from time to time. In the event that Mr. Gustafson’s employment is terminated by Elmworth without cause (as defined in the agreement), Mr. Gustafson is entitled to a severance payment of three months salary, plus an additional month of salary for every completed year of employment with Elmworth, subject to a maximum severance payment of 12 months salary.

Employment Agreement with President

Effective March 17, 2008, Elmworth entered into a new employment agreement with Ron Hietala as President, until such time as either party terminates the agreement. Pursuant to the agreement, Mr. Hietala receives an annual salary of $200,000. In addition, Mr. Hietala is entitled to receive an annual bonus based upon various criteria targets. Additionally, Mr. Hietala is entitled to participate in any and all benefit plans, from time to time, in effect for executives, along with vacation, sick and holiday pay in accordance with Elmworth’s policies established and in effect from time to time. In the event that Mr. Hietala’s employment is terminated by Elmworth without cause (as defined in the agreement), Mr. Hietala is entitled to a severance payment of three months salary, plus an additional month of salary for every completed year of employment with Elmworth, subject to a maximum severance payment of 12 months salary. In addition, pursuant to the employment agreement, Mr. Hietala will serve as President of Triangle USA Petroleum Corporation

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.1	Form of Employment Agreement, effective as of March 17, 2008, by and between Elmworth Energy Corporation and Mark Gustafson
10.2	Form of Employment Agreement, effective as of March 17, 2008, by and between Elmworth Energy Corporation and Ron Hietala

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIANGLE PETROLEUM CORPORATION

Dated: March 21, 2008	By:	/s/ MARK GUSTAFSON
Name: Mark Gustafson
Title: Chief Executive Officer